EXHIBIT 99.14

December 7, 2006

U.S. Bank National Association
Corporate Trust Services-SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890-0001

Re:        The National Collegiate Student Loan Trust 2006-4
Back-up Administration Agreement

Ladies and Gentlemen:

In connection with the issuance by The National Collegiate Student Loan Trust 2006-4 (the “Trust”) of student loan asset backed notes on December 7, 2006 pursuant to the Indenture dated as of December 1, 2006 (the “Indenture”) between the Trust and U.S. Bank National Association (“U.S. Bank”), this letter serves as the Back-up Administration Agreement (the “Back-up Agreement”) and amends and supplements the Administration Agreement dated as of December 7, 2006 (the “Administration Agreement”) among the Trust; Wilmington Trust Company; U.S. Bank; The National Collegiate Funding, LLC; and First Marblehead Data Services, Inc. (“FMDS”), as set forth below.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Administration Agreement. In the event of the resignation or removal of FMDS as Administrator pursuant to Section 8 of the Administration Agreement, U.S. Bank shall assume the duties required to be performed by FMDS as Administrator under the Administration Agreement; provided that U.S. Bank shall not under any circumstances be responsible for any representations and warranties or for any payment, guarantee and indemnity obligations of FMDS as the Administrator, in each case, under the Administration Agreement, any other Trust Related Agreements or for any liability incurred by FMDS as the Administrator prior to the date of the assumption by U.S. Bank of the obligations of the Administrator under the Administration Agreement. Notwithstanding the foregoing, with the consent of the Owner Trustee (which consent will not be unreasonably withheld), U.S. Bank, if it is unwilling or unable to so act, may designate a successor Administrator to be appointed pursuant to the provisions of Section 8 of the Administration Agreement, subject to the satisfaction of the conditions set forth in Section 8(e) and (f). As compensation for the performance of U.S. Bank’s obligations under this Back-up Agreement, U.S. Bank shall be entitled to (i) $10,000 payable by the Trust on the date of execution of this Back-up Agreement and (ii) a monthly fee of $1,000 payable by the Trust on each Distribution Date pursuant to section 8.02(d)(1) of the Indenture until such time as U.S. Bank begins performing FMDS’ duties as Administrator under the Administration Agreement. In the event that FMDS resigns or is removed as Administrator and U.S. Bank begins performing FMDS’ duties as Administrator under the Administration Agreement, U.S. Bank shall be compensated as the Administrator in accordance with the Administration Agreement.

U.S. Bank will be subject to all of the terms and conditions of the Administration Agreement in so far as such terms and conditions apply to U.S. Bank’s duties as set forth above. In the performance or non-performance of its duties contemplated by this Back-up Agreement, U.S. Bank shall be subject to the same standard of care as the Administrator under the Administration Agreement and shall be entitled to the same rights, privileges, protections, immunities and benefits given to the Administrator under the Administration Agreement. In no event will U.S. Bank be responsible for the obligations of the Administrator or be responsible for any actions, omissions or malfeasance of the Administrator under the Administration Agreement, and the Trust Related Agreements prior to the assumption by U.S. Bank of the obligations of the Administrator under the Administration Agreement.

In order to facilitate the performance of U.S. Bank’s duties under this Back-up Agreement, FMDS will make all files, systems and employees available to U.S. Bank. Without limiting the generality of the foregoing, FMDS agrees to cooperate with U.S. Bank (or its designee) to facilitate the orderly transfer of its duties under the Administration Agreement, including without limitation, notifying the Servicers, the Custodians, their collection agents and other appropriate parties of the transfer of the administrator function and providing (or causing the Servicers to provide) U.S. Bank with all documents and records in electronic or other form reasonably requested by U.S. Bank to enable U.S. Bank or its designee to assume the Administrator’s functions under the Administration Agreement and the Trust Related Agreements (including without limitation such information relating to Defaulted Student Loans) and shall transfer (and cause any collection agent to transfer) to the Indenture Trustee for deposit into the TERI Pledge Fund for the benefit of the Trust all monies received by it with respect to the Defaulted Student Loans.

In furtherance of the foregoing, FMDS hereby sublicenses to U.S. Bank, which sublicense shall be exercisable only upon assumption by U.S. Bank of the duties required to be performed by FMDS as Administrator under the Administration Agreement, FMDS’ rights to access, install and use the Wall Street Office software program (or such successor program as may then be used by the Administrator), including any related queries or reporting scripts, as may be reasonably necessary for U.S. Bank to perform such duties.

In the event that U.S. Bank begins performing FMDS’ duties as Administrator, it shall be authorized to accept and rely on all of the accounting, records (including computer records) and work of the FMDS as Administrator (collectively, the “Predecessor Work Product”) without any audit or other examination thereof, and it shall have no duty, responsibility, obligation or liability for the acts and omissions of the FMDS. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the successor Administrator making or continuing any Errors (collectively, “Continued Errors”), U.S. Bank as successor Administrator or otherwise shall have no duty, responsibility, obligation or liability for such Continued Errors; provided that U.S. Bank agrees to use its reasonable efforts to prevent further Continued Errors. In the event that U.S. Bank upon succeeding to the Administrator becomes aware of Errors or Continued Errors, it shall use its reasonable efforts to reconstruct and reconcile such data as is commercially reasonably to correct such Errors and Continued Errors and to prevent future Continued Errors.

Subject to the foregoing, U.S. Bank will be required to begin performing its duties under this Back-up Agreement within 30 days of receiving notice of FMDS’ resignation or removal as Administrator under the Administration Agreement (or, if later, the effective date of the resignation or removal). Out of pocket expenses incurred by U.S. Bank in connection with the transition of services hereunder shall be borne by FMDS. To the extent that such expenses are not paid by FMDS, such expenses shall be paid by the Trust pursuant to the Indenture.

The provisions of Section 17 of the Administration Agreement are incorporated herein by reference and shall apply to this Back-up Agreement as they apply to the Administration Agreement.

Please evidence your agreement with the terms set forth herein by signing this letter below.

Sincerely,

THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-4

By:  WILMINGTON TRUST COMPANY,
not in its individual capacity but
solely as Owner Trustee

By:  /s/ Michele C. Harra
Name: Michele C. Harra
Title: Financial Services Officer

FIRST MARBLEHEAD DATA SERVICES, INC.

By:  /s/ Rosalyn Bonaventure
Name: Rosalyn Bonaventure
Title: President

THE NATIONAL COLLEGIATE FUNDING LLC

By:  GATE Holdings, Inc., Member

By:  /s/ John A. Hupalo
Name: John A. Hupalo
Title: President

ACCEPTED AND AGREED:

WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as
Owner Trustee

By:  /s/ Michele C. Harra
Name: Michele C. Harra
Title: Financial Services Officer

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Vaneta I Bernard
Name: Vaneta I Bernard
Title: Vice President